MAY 31, 2002

ANNUAL REPORT




INVESCO TREASURER'S SERIES FUNDS, INC.

TREASURER'S MONEY MARKET RESERVE FUND
TREASURER'S TAX-EXEMPT RESERVE FUND

"DURING THE LAST SIX MONTHS, THE MONEY MARKETS HAVE MOVED FROM A FALLING INTEREST RATE WORLD TO A STABLE ENVIRONMENT, WITH PROSPECTS OF FEDERAL RESERVE RATE HIKES LATER IN THE YEAR."
SEE PAGE 5

[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

MONEY MARKET INVESTMENTS FOR A WELL-DIVERSIFIED PORTFOLIO

FELLOW SHAREHOLDER:

Financial advisers have long emphasized the importance of a diversified portfolio, but this investment strategy has moved to center stage since the onset of the economic slowdown. Money market funds, of course, play a vital role in diversification, as evidenced by the past year's events. Indeed, these funds have served as attractive investments throughout the recent bouts of volatility challenging other areas of the securities markets.

I'd like to reiterate our approach to money market management by providing some insight into our different investment alternatives.

o CASH RESERVES FUND provides competitive current yields from a diversified portfolio of short-term obligations, as well as convenient access to your money through free check writing. (Checks subject to a minimum amount of $500.)

o TAX-FREE MONEY FUND helps you shelter earnings from federal taxes by investing in the debt obligations of states and municipalities. (Income may be subject to state and local taxes, as well as the federal Alternative Minimum Tax.)

o U.S. GOVERNMENT MONEY FUND is designed for investors who are primarily concerned with safeguarding their principal, and invests in securities backed by the federal government and its agencies. This fund offers the highest credit quality of all INVESCO money market alternatives.

o TREASURER'S MONEY MARKET RESERVE FUND and TREASURER'S TAX-EXEMPT RESERVE FUND provide potentially low-cost, higher-yield money market options for institutions and individuals with more than $100,000 to invest. The expense ratio of the two Treasurer's Funds is fixed at 0.25%, which is extremely competitive. (Treasurer's Tax-Exempt Reserve Fund income may be subject to state and local taxes, as well as the federal Alternative Minimum Tax.)

Remember, money market funds are not insured or guaranteed by the federal government, Federal Deposit Insurance Corporation or any other government agency. And, while the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Nonetheless, we believe these funds provide investors with a low-risk and increasingly convenient cash management tool that offers the potential for both flexibility and protection against market turbulence.

Sincerely,

/s/ Mark H. Williamson
Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc

"BY LEAVING RATES UNCHANGED AND MOVING TO A NEUTRAL BALANCE OF RISKS BETWEEN INFLATION AND ECONOMIC GROWTH, THE FED HAS SIGNALED THAT THE NEXT MOVE WILL BE TO BRING THE TARGET FEDERAL FUNDS RATE TO A MORE NEUTRAL STANCE."

--SEE PAGE 5

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN...............................................1
MARKET HEADLINES.......................................................3
AN INTERVIEW WITH LYMAN MISSIMER.......................................5
INVESTMENT HOLDINGS....................................................7
FINANCIAL STATEMENTS..................................................16
NOTES TO FINANCIAL STATEMENTS.........................................20
FINANCIAL HIGHLIGHTS..................................................23
OTHER INFORMATION.....................................................25

FOR THE LATEST YIELD INFORMATION, CALL US AT 1-800-525-8085 OR VISIT OUR WEB SITE AT INVESCOFUNDS.COM.

MARKET HEADLINES

"MARKET TONE IMPROVED DRAMATICALLY IN OCTOBER, AS THE SUCCESSFUL U.S. MILITARY ACTION IN AFGHANISTAN AND ANOTHER FED RATE CUT OFFSET THE CONCERN ACCOMPANYING A RASH OF ANTHRAX SCARES."

MARKET OVERVIEW:

JUNE 2001 THROUGH MAY 2002

Equity markets began the fiscal year on a negative note, as investors became increasingly concerned about the economy and the outlook for corporate earnings. These fears persisted despite the fact that the Federal Reserve was entrenched in an easing campaign that saw the central bank lower its target for the federal funds rate seven times from the beginning of January 2001 through the end of August.

But investors remained cautious despite the promise offered by the stimuli, as this downturn was led by depressed business spending and, consequently, was unlike previous slowdowns. Somewhat surprisingly, consumer spending remained strong despite the fact that corporate layoff announcements remained frequent and unemployment ticked higher. With investors feeling quite risk averse, bonds ranked among the best-performing asset classes, and value stocks, which are often considered relatively defensive, outperformed their growth counterparts.

By the end of the summer, however, data indicated that the Fed's tactics were beginning to result in some stabilization, and investors' tolerance for risk gradually improved.

Then came the horrific events of September 11. The stock market's unfavorable reaction to an uncertain environment is well known, and the attacks understandably heightened investors' wariness. Meanwhile, many businesses took an unexpected blow -- most notably airlines, insurers, and growth companies hurt by the sudden rotation into more defensive investments. As the country and its financial markets attempted to digest the unprecedented tragic events, the third quarter concluded as the worst three-month period for stocks since the fall of 1987.

Bonds, on the other hand, were aided by investors' anxiety over the struggling stock market -- which spurred a flight to investments believed to be "safe havens." Among the beneficiaries of this trend were Treasuries, municipal bonds, and investment-grade corporate bonds. Some stocks in more defensive areas, such as health care and consumer staples, also managed to weather the downturn admirably.

Market tone improved dramatically in October, as the successful U.S. military action in Afghanistan and another Fed rate cut offset the concern accompanying a rash of anthrax scares. With confidence in our financial system and government growing by the day, stocks -- particularly growth and technology stocks -- rallied as investors recognized that the monetary and fiscal stimuli that had led to economic improvement just prior to the attacks were still in place. Over and above these encouraging measures, however, were increased government spending and lower energy prices, two new positive developments since the terrorist attacks.

As the fourth quarter progressed, market tone continued to improve as the allied forces enjoyed several quick and meaningful successes in the war on terrorism. Back home, positive statements from a number of companies suggesting they had started to see business activity increase also spurred investors to seek more aggressive investments. Meanwhile, the market's improving risk tolerance pressured bonds of higher credit quality, and the yield curve steepened as investors became more hopeful about the months ahead. The Fed continued its easing cycle, cutting interest rates once again in November.

Although the stock market's upswing lost momentum toward the end of 2001, optimism persisted as the year ended. Additional evidence that the economy had bottomed in September surfaced during December. Most notably, consumer confidence improved significantly, and the National Association of Purchasing Managers' report (renamed the Institute for Supply Management report in 2002) reached its highest level of 2001. The Fed implemented its final rate cut of the year -- the 11th of 2001 -- bringing the federal funds rate to a low of 1.75%.

But in negative news, influential energy trading giant Enron Corp announced bankruptcy as questionable accounting practices undermined its business and investor support. The Enron debacle proved to be injurious to the entire market in January, which began on a positive note and then fell prey to growing concerns over accounting methods in general.

Yet the stream of positive economic data continued. And, after a weak February, optimism about the economy and corporate earnings gained momentum in March. In this environment, the Federal Reserve shifted its monetary policy stance to a more neutral bias, igniting speculation over when tightening measures might be taken.

Unfortunately, all of March's stock gains were soon lost during the final two months of the period. Although first-quarter earnings reports generally met expectations, headlines detailing new accounting irregularities and a handful of high-profile earnings misses dampened investors' previously positive mood. On top of these negative developments, an uncertain geopolitical landscape subverted the market's confidence, as tensions continued to rise in the Middle East, while nuclear rivals India and Pakistan appeared at times to be on the brink of war. Closer to home, repeated warnings of potential terrorist threats also dogged the market's collective psyche.

Given the trials with which investors were forced to contend during the past 12 months, it's difficult to imagine that things could worsen. Consider that the market not only had to rationalize an unusual business-driven economic downturn, but it also wrestled with shaken confidence in corporate accounting standards, and even more disturbing, terrorism at home and war abroad.

Clearly, most of the questions surrounding the remainder of the year revolve around investor sentiment. With data showing the economy has started to stabilize and marginally improve, and with most corporations looking forward to favorable earnings comparisons during the second half, the fundamental outlook appears positive. The extent to which markets advance during the next 12 months will likely depend on investor sentiment and whether the market faces any negative exogenous developments.

FUND MANAGEMENT

[PHOTOGRAPH OF LYMAN MISSIMER OMITTED]

LYMAN MISSIMER, CFA
TEAM LEADER

TREASURER'S MONEY MARKET RESERVE FUND
TREASURER'S TAX-EXEMPT RESERVE FUND

VICE PRESIDENT LYMAN MISSIMER III LEADS A TEAM OF MANAGERS FOR THE FUND. HE JOINED AIM CAPITAL MANAGEMENT, INC, WHICH IS THE SUB-ADVISOR FOR INVESCO'S MONEY MARKET PORTFOLIOS, IN 1995 AND HAS MORE THAN 20 YEARS OF INVESTING EXPERIENCE. LYMAN EARNED HIS BACHELOR'S DEGREE FROM DARTMOUTH COLLEGE AND AN M.B.A. FROM THE UNIVERSITY OF CHICAGO GRADUATE SCHOOL OF BUSINESS. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND A MEMBER OF THE ASSOCIATION OF INVESTMENT MANAGEMENT RESEARCH.

QUESTIONS AND ANSWERS

AN INTERVIEW WITH TEAM LEADER LYMAN MISSIMER

"THIS ECONOMIC CYCLE HAS BEEN UNUSUAL IN THAT THE RECESSION WAS ONLY FELT IN CERTAIN PARTS OF THE ECONOMY..."

HAVE INTEREST RATES BOTTOMED?

LYMAN, WHICH EVENTS AND FORCES HAD THE MOST IMPACT ON THE MONEY MARKETS DURING THE PAST YEAR?

LYMAN MISSIMER: During 2001, the Federal Reserve lowered the federal funds target, which is the benchmark rate for the money markets, 11 times to its lowest level in 40 years. The central bank launched this resolute campaign in response to slowing economic growth, weak worldwide equity markets, and eroding consumer confidence, which had plunged following the terrorist attacks on September 11.

WHAT IS YOUR VIEW ON THE CURRENT STATE OF THE U.S. ECONOMY?

LYMAN MISSIMER: The economy has started to expand after a shallow recession last year, according to the gross domestic product (GDP) numbers. The economy actually grew at a 1.7% rate during the fourth-quarter of 2001, while it expanded at a 5.6% pace during the first quarter of 2002. This economic cycle has been unusual in that the recession was only felt in certain parts of the economy, such as the manufacturing and travel sectors, while the housing and consumer sectors never experienced a downturn. The manufacturing sector has now bottomed and is slowly growing again. The stock market is looking for corporate profits to begin rising soon. Most observers expect GDP to grow in the 3% to 4% range during the second quarter of 2002.

[PHOTOGRAPH OF LYMAN MISSIMER OMITTED]

LYMAN MISSIMER LEADS A TEAM THAT MANAGES TREASURER'S MONEY MARKET RESERVE FUND AND TREASURER'S TAX-EXEMPT RESERVE FUND

GIVEN THAT THE WORST OF THE ECONOMIC DOWNTURN APPEARS TO BE BEHIND US, WILL THE NEXT FED INTERVENTION BE TO RAISE RATES?

LYMAN MISSIMER: During the last six months, the money markets have moved from a falling interest rate world to a stable environment, with prospects of Federal Reserve rate hikes later in the year. When the Federal Open Market Committee
(FOMC) announced in late January that it would leave the federal funds target rate at 1.75%, it was an indication that the dramatic easing cycle of the previous 12 months was over. By leaving rates unchanged and moving to a neutral balance of risks between inflation and economic growth, the Fed has signaled that their next move will be to bring the target federal funds rate to a more neutral stance.

Now that the interest rate easing cycle is over, the market has begun the process of determining when the tightening might begin. These concerns will be reflected in the changing slope of the yield curve, which reflects market expectations for short-term rates over the next year.

However, the Fed has also indicated that it would like to wait until the economic recovery is more entrenched. And they apparently have time to wait, as current inflation remains quite low. But the Fed realizes it will need to raise rates at some point to dampen inflationary concerns.

HAS THE RISING PRICE OF GOLD AFFECTED THE MONEY MARKETS?

LYMAN MISSIMER: The price of gold has traditionally been an indicator of rising inflation. It can also provide a hedge when turmoil in the markets increases or the potential for international conflict rises. The price of gold has risen above $320 per ounce during the last six months, as concern has grown over the threat of further terrorist attacks and Middle East turmoil. Additionally, the markets are worried that the Fed may be slow to raise the federal funds target to combat inflation in the United States.

HOW ABOUT THE WEAKER DOLLAR?

LYMAN MISSIMER: The dollar has also weakened recently, which indicates that inflation may be more of a concern in the United States than in other countries. While not directly affecting rates in the money markets, the upward price movement in gold and the weaker dollar may force the Fed to raise rates more rapidly than the markets expect to help dampen inflationary expectations.

IF THE NEXT FED MOVE IS TO RAISE RATES, WHAT TACTICS CAN YOU EMPLOY TO CAPITALIZE ON THE CENTRAL BANK'S INTERVENTION?

LYMAN MISSIMER: We believe it is only a matter of time before the Fed lifts the federal funds target to a more neutral rate. While most Fed officials have commented that they have time to encourage the budding economic recovery through lower rates, they realize that if they wait too long, they will increase inflationary expectations.

Once they embark on their tightening cycle, it is expected they will need to raise rates significantly. As we get nearer to the start of the tightening cycle, our portfolio management team will need to shorten the weighted average maturities (WAMS) of the portfolios and increase the cash position to more quickly reflect the new rate environment. As the curve shifts up to reflect higher rate expectations, it will make sense to purchase some higher-yielding securities without extending the WAMS too much.

WHERE DO YOU SEE THE BEST NEAR-TERM OPPORTUNITIES FOR YOUR PORTFOLIOS?

LYMAN MISSIMER: While the Fed held rates steady at its FOMC meeting on June 26, market participants are currently expecting a tightening by late summer or early fall. We will continue to invest at levels above the current funds target of 1.75% and time our investments near the FOMC meetings, when we think the Fed could begin tightening. We will also look for floating-rate securities that will outperform in a rising rate environment. Because the credit cycle has still not bottomed, it is imperative that we invest in highly rated securities when investing out along the yield curve.

"...THE FED REALIZES IT WILL NEED TO RAISE RATES AT SOME POINT TO DAMPEN INFLATIONARY CONCERNS."

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO TREASURER'S SERIES FUNDS, INC.
MAY 31, 2002

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------
TREASURER'S MONEY MARKET RESERVE FUND
100.00 SHORT-TERM INVESTMENTS
32.51  US GOVERNMENT AGENCY OBLIGATIONS
       Federal Home Loan Bank, 6/3/2002
         (Amortized Cost $249,975,277)                       1.81   $   250,000,000    $   249,975,277
=======================================================================================================
50.96  COMMERCIAL PAPER
6.43   ASSET-BACKED SECURITIES -
         COMMERCIAL LOANS & LEASES
       Atlantis One Funding
         7/15/2002                                           1.95        31,616,000         31,541,982
         9/3/2002                                            2.03        18,000,000         17,906,493
=======================================================================================================
                                                                                            49,448,475
7.56   ASSET-BACKED SECURITIES -
         CONSUMER LOANS & LEASES
       Centric Capital, 6/4/2002                             1.87         6,225,000          6,224,043
       FCAR Owner Trust, Series I
         7/9/2002                                            1.90        15,000,000         14,970,471
         10/7/2002                                           1.94        15,000,000         14,898,533
       Stellar Funding Group
         6/5/2002                                            1.96        12,226,000         12,223,380
         6/13/2002                                           1.98         9,816,000          9,809,626
=======================================================================================================
                                                                                            58,126,053
1.95   ASSET-BACKED SECURITIES -
         FULLY BACKED
       CXC Inc, 7/18/2002                                    1.83        15,000,000         14,964,685
=======================================================================================================
9.73   ASSET-BACKED SECURITIES -
         MULTI-PURPOSE
       Edison Asset Securitization LLC, 10/7/2002            2.15        25,000,000         24,812,842
       Preferred Receivables Funding, 6/18/2002              1.96        10,000,000          9,990,895
       Sheffield Receivables, FR, 1/21/2003                  1.81        25,000,000         25,000,000
       ZCM Matched Funding, 6/6/2002                         1.95        15,000,000         14,996,004
=======================================================================================================
                                                                                            74,799,741
10.38  ASSET-BACKED SECURITIES -
         TRADE RECEIVABLES
       Bills Securitisation Ltd, 10/29/2002                  2.05        15,000,000         14,874,791
       Thunder Bay Funding
         6/17/2002                                           1.97        10,052,000         10,043,341
         8/7/2002                                            1.84        25,000,000         24,915,780
       Tulip Funding, 6/14/2002                              1.95        30,000,000         29,979,221
=======================================================================================================
                                                                                            79,813,133
2.58   BANKS
       Dresdner US Finance, 11/12/2002                       2.03        20,000,000         19,819,415
=======================================================================================================
5.19   CONSUMER FINANCE
       General Electric Capital Services, 7/5/2002           1.98        40,000,000         39,926,477
=======================================================================================================
                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------
1.29   INTEGRATED TELECOMMUNICATION
         SERVICES
       SBC Communications, 8/30/2002                         2.02   $    10,000,000    $     9,950,512
=======================================================================================================
1.95   INVESTMENT ADVISER/BROKER DEALER
          SERVICES
       Credit Suisse First Boston, 6/18/2002                 1.97        15,000,000         14,986,274
=======================================================================================================
3.90   OIL & GAS EQUIPMENT & SERVICES
       Schlumberger Technology, 6/5/2002                     1.93        30,000,000         29,993,672
=======================================================================================================
         TOTAL COMMERCIAL PAPER
           (Amortized Cost $391,828,437)                                                   391,828,437
=======================================================================================================
1.95   CERTIFICATES OF DEPOSIT - DIVERSIFIED
         FINANCIAL SERVICES
       BNP Paribas, 9/27/2002 (Cost $15,000,000)             2.00        15,000,000         15,000,000
=======================================================================================================
0.95   MUNICIPAL SHORT-TERM NOTES(A) -
         HEALTH CARE FACILITIES - HOSPITALS
       Fairview Hosp & Hlthcare Svcs of Minnesota
         (MBIA Insured), ACES, Hosp Rev, Series A,
         11/1/2015                                           1.80         3,600,000          3,600,000
       Health Insurance Plan Grtr New York
         (LOC - Morgan Gty Trust), Gen Oblig,
         ACES, Ind Rev, Series B-1, 7/1/2016                 1.90         3,700,000          3,700,000
=======================================================================================================
         TOTAL MUNICIPAL SHORT-TERM NOTES
           (Cost $7,300,000)                                                                 7,300,000
=======================================================================================================
3.25   PROMISSORY NOTES - DIVERSIFIED
         FINANCIAL SERVICES
       Goldman Sachs Group, F/VR, 11/5/2002(d)
         (Cost $25,000,000)                                  1.99        25,000,000         25,000,000
=======================================================================================================
10.38  REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 5/31/2002 due 6/3/2002 at 1.800%,
         repurchased at $32,809,250 (Collateralized by
         Federal Home Loan Bank, Notes, due 11/14/2003
         at 3.125%, value $33,454,964)                                   32,804,329         32,804,329
       Repurchase Agreement with State Street
         dated 5/31/2002 due 6/3/2002 at 1.800%,
         repurchased at $47,007,050 (Collateralized by
         Freddie Mac, Notes, due 9/15/2010 at 6.875%,
         value $48,046,543)                                              47,000,000         47,000,000
=======================================================================================================
         TOTAL REPURCHASE AGREEMENTS
           (Cost $79,804,329)                                                               79,804,329
=======================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Amortized Cost $768,908,043)(b)                                                $   768,908,043
=======================================================================================================
                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------
TREASURER'S TAX-EXEMPT RESERVE FUND
100.00 SHORT-TERM INVESTMENTS
99.20  MUNICIPAL NOTES(A)
4.18   ALABAMA
       Birmingham Med Clinic Brd, Alabama
         (LOC - AmSouth Bank), AR, Med Clinic Rev,
         UAHSF Series 1991, 12/1/2026                        1.55   $     3,000,000    $     3,000,000
=======================================================================================================
1.39   ALASKA
       Alaska Indl Dev & Export Auth (Fairbanks Gold Mining
         Proj)(Amax Gold)(LOC - Bank of Nova Scotia),
         AR, Exmp Facil Rev, Series 1997, 5/1/2009           1.28           500,000            500,000
       North Slope Borough, Alaska (MBIA Insured), FR,
         Gen Oblig, Conv Series 1992A, 6/30/2002             2.86           500,000            501,183
=======================================================================================================
                                                                                             1,001,183
4.68   ARIZONA
       Apache Cnty Indl Dev Auth, Arizona (Tucson Elec Pwr
         Springerville Proj)(LOC - Toronto Dominion Bank),
          AR, IDR, 1985 Series A, 12/1/2020                  1.40           400,000            400,000
          F/VR, IDR, 1983 Series A, 12/15/2018               1.40           400,000            400,000
       Maricopa Cnty Indl Dev Auth, Arizona (McLane
         Co Proj)(LOC - Wachovia Bank), VRD, Rev,
         Series 1984, 10/1/2004                              1.95           580,000            580,000
       Pima Cnty Indl Dev Auth, Arizona, FRD, IDR,
         1982 Series A
          (Tucson Elec Pwr Irvington Proj) (LOC -
             Societe Generale), 10/1/2022                    1.40           750,000            750,000
          (Tucson Elec Pwr Proj)(LOC - Toronto
             Dominion Bank), 12/1/2022                       1.40         1,000,000          1,000,000
       Tempe, Arizona, FR, Gen Oblig, Series 1992B,
         7/1/2008                                            2.00           225,000            227,936
=======================================================================================================
                                                                                             3,357,936
0.56   ARKANSAS
       Clark Cnty, Arkansas (Reynolds Metals Proj)
         (LOC - SunTrust Bank), AR, Solid Waste Disp
         Rev, Series 1992, 8/1/2022                          1.28           400,000            400,000
=======================================================================================================
2.12   COLORADO
       El Paso Cnty, Colorado (Briarglen Apts Proj),
         AR, Multifamily Hsg Rev Ref, Series 1994,
         12/1/2024                                           1.40         1,000,000          1,000,000
       Fraser, Colorado (Safeway Inc Proj)(LOC - Banker's
         Trust), AR, IDR Ref, Series 1993, 12/1/2003         1.75           520,000            520,000
=======================================================================================================
                                                                                             1,520,000
0.38   DISTRICT OF COLUMBIA
       District of Columbia, Washington (FSA Insured),
         VRD, Multimodal Gen Oblig, Series 2000B,
         6/1/2030                                            1.45           270,000            270,000
=======================================================================================================

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------

5.81   FLORIDA
       Alachua Cnty, Florida (Florida Convalescent
         Ctrs Proj)(LOC - Wells Fargo Bank), VRD/FR, IDR
          Series 1987A, 1/1/2012                             1.65   $       280,000    $       280,000
          Series 1987B, 1/1/2012                             1.75           200,000            200,000
       Marion Cnty Indl Dev Auth, Florida (Florida
         Convalescent Ctrs Proj)(LOC - Wells Fargo Bank),
         VRD/FR, IDR Ref, Series 1988A, 1/1/2011             1.75           700,000            700,000
       Orlando Utils Commn, Florida, FR, Wtr & Elec Rev,
         Ref & Impt, Series 1978B, 10/1/2019                 1.80           675,000            689,114
       Palm Beach Cnty, Florida (Jupiter Med Ctr)
         (LOC - Bank of America), VR, Hlth Facils Rev,
         Series 1999B, 8/1/2020                              1.50         1,400,000          1,400,000
       Univ of North Florida Fndtn, Florida (LOC - First
         Union Natl Bank), AR, Parking System Rev,
         Series 1998, 5/1/2028                               1.50           900,000            900,000
=======================================================================================================
                                                                                             4,169,114
8.80   GEORGIA
       Clayton Cnty Hsg Auth, Georgia (Chateau Forest
         Apts Proj)(FSA Insured), AR, Multifamily Hsg
         Rev Ref, 1990 Series E, 1/1/2021                    1.45           820,000            820,000
       DeKalb Private Hosp Auth, Georgia (ESR Children's
         Health Care System Proj)(LOC - SunTrust Bank),
         VRD, RAC, Series 1998A, 12/1/2028                   1.40         2,000,000          2,000,000
       Floyd Cnty Dev Auth, Georgia (Shorter College Proj)
         (LOC - SunTrust Bank), AR, Rev, Series 1998,
         6/1/2017                                            1.55         3,500,000          3,500,000
=======================================================================================================
                                                                                             6,320,000
1.06   HAWAII
       Honolulu City & Cnty, Hawaii (FGIC Insured), FR,
         Gen Oblig, Series 1997A, 11/1/2002                  1.50           750,000            760,815
=======================================================================================================
8.73   ILLINOIS
       Brd Trustees Univ Illinois (MBIA Insured), FR,
         Auxiliary Facils System Rev, Series 1996, 10/1/2002 1.80           320,000            323,899
       Cmnty Unit School Dist #200, DuPage Cnty, Illinois
         (Wheaton Warrenville)(FSA Insured), FR,
         Ltd School, Series 2002B, 12/1/2002                 1.59           300,000            300,590
       Illinois Dev Fin Auth (Orleans-Illinois Proj)
         (FSA Insured), AR, Multifamily Hsg Rev Ref,
         Series 1992, 2/1/2028                               1.60           640,000            640,000
       Illinois Edl Facils Auth (ACI/Cultural Pooled
         Fing Prog), VRD, Rev, Series 1999, 7/1/2029         1.40           200,000            200,000
       Illinois Edl Facils Auth (Natl-Louis Univ)
         (LOC - American Natl Bank & Trust), VRD,
         Rev, Series 1999A, 6/1/2029                         1.40           500,000            500,000
       McCook Vlg, Illinois (Illinois Saint Andrew Soc Proj)
         (LOC - Northern Trust), VRD, Rev,
         Series 1996A, 12/1/2021                             1.50         2,800,000          2,800,000
       Northbrook Vlg, Illinois (Euromarket Designs Proj)
         VRD, IDR Ref, Series 1993, 7/1/2002                 1.45           500,000            500,000
                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------
       Rockford, Illinois (Wesley Willows Oblig Group)
         (LOC - M&I Marshall & Ilsley Bank), AR, Rev,
         Series 2002, 4/1/2032                               1.70   $     1,000,000    $     1,000,000
=======================================================================================================
                                                                                             6,264,489
2.11  INDIANA
      Indiana Hlth Facil Fing Auth (Methodist Hosps), FR,
        Hosp Rev Ref, Series 1992, 9/15/2009                 1.70           500,000            517,158
      Indiana Muni Pwr Agency (LOC - Toronto-Dominion
        Bank), VRD, Pwr Supply System Ref Rev, 1998
        Series A, 1/1/2018                                   1.40         1,000,000          1,000,000
=======================================================================================================
                                                                                             1,517,158
1.73  IOWA
      Iowa Fin Auth (Burlington Med Ctr)(FSA
        Insured), AR, Gen Oblig, Rev, Series 1997,
        6/1/2027                                             1.55         1,245,000          1,245,000
=======================================================================================================
0.55  KANSAS
      Olathe, Kansas, FR, Gen Oblig, Series 198, 4/1/2003    1.85           385,000            392,577
=======================================================================================================
1.09  KENTUCKY
      Kentucky Econ Dev Fin Auth (Greater Cincinnati
        Hlth Alliance)(MBIA Insured), AR, Hosp
        Facils Rev, Series 1997C, 1/1/2022                   1.21           780,000            780,000
=======================================================================================================
2.65  MARYLAND
      Frederick Cnty, Maryland (Sheppard Pratt
        Residential Treatment Facil)(LOC - Bank of
        America), VRD/FR, Rev, Series 1995, 7/1/2025         1.45         1,900,000          1,900,000
=======================================================================================================
1.26  MICHIGAN
      Michigan Hsg Dev Auth (MBIA Insured),
        VR, Single-Family Mtg Rev, Series 2000 Series A,
        12/1/2016                                            1.45           905,000            905,000
=======================================================================================================
0.70  MINNESOTA
      Minneapolis, Minnesota (People Serving People Proj)
        (LOC - US Bank), VRD, Rev, Series 2000B,
        10/1/2021                                            1.55           500,000            500,000
=======================================================================================================
0.27  MISSISSIPPI
      Mississippi Hosp Equip & Facils Auth (Wesley
        Hlth System)(Connie Lee Insured), FR, Rev,
        Series 1992A, 4/1/2022                               1.80           190,000            196,428
=======================================================================================================
4.52  MISSOURI
      Missouri Hlth & Edl Facils Auth (Lutheran Sr
        Svcs)(LOC - Firstar Bank), VRD, Hlth Facils Rev,
        Series 2000, 2/1/2031                                1.50         2,000,000          2,000,000
      Missouri Hlth & Edl Facils Auth (Washington Univ),
        VRD, Edl Facils Rev, Series 1996D, 9/1/2030          1.50         1,000,000          1,000,000
      Southeast Missouri Univ (MBIA Insured),
        FR, Hsg System Ref & Impt Rev, Series 1993,
        4/1/2014                                             1.85           230,000            241,789
=======================================================================================================
                                                                                             3,241,789
                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------
3.76   NEW HAMPSHIRE
       New Hampshire Bus Fin Auth (Wheelabrator
         Concord LP Proj)(LOC - Wachovia Bank), AR,
         Resource Recovery Ref Rev, 1997 Series B,
         1/1/2018                                            1.50   $     2,700,000    $     2,700,000
=======================================================================================================
3.90   NORTH CAROLINA
       Greensboro, North Carolina (LOC - Wachovia Bank),
         VR, Gen Oblig, Pub Impt Rev, Series 1994B
          4/1/2008                                           1.50         1,100,000          1,100,000
          4/1/2013                                           1.50         1,200,000          1,200,000
       North Carolina Med Care Commn (Baptist
         Retirement Homes North Carolina)
         (LOC - Wachovia Bank), VRD, Taxable Hlth
          Care Facils First Mtg Rev, Series 2001C,
         10/1/2008                                           2.15           500,000            500,000
=======================================================================================================
                                                                                             2,800,000
6.20   OHIO
       Columbus, Ohio, AR, Gen Oblig, Various Purpose
         Unltd Tax Rev, Series 1995-1, 6/1/2016              1.30         1,400,000          1,400,000
       Franklin Cnty, Ohio (Doctors OhioHlth)
         (LOC - Natl City Bank), VRD, Hosp Facils Rev,
         Sub Series 1998B, 12/1/2028                         1.45         2,900,000          2,900,000
       Ohio Bldg Auth (Transn Bldg Fund Projs)
         (AMBAC Insured), FR, State Facils Rev, 1996
         Series A, 9/1/2002                                  1.70           150,000            151,109
=======================================================================================================
                                                                                             4,451,109
5.03   OKLAHOMA
       Oklahoma Dev Fin Auth (Inverness Vlg Proj)
         (LOC - KBC Bank), VR, Rev, Series 2002C,
         2/1/2012                                            1.55         3,000,000          3,000,000
       Oklahoma Tpk Auth (AMBAC Insured), FR,
         Tpk System First Sr Rev, Series 1992A, 1/1/2015     2.26           600,000            613,818
=======================================================================================================
                                                                                             3,613,818
1.11   PENNSYLVANIA
       Clinton Cnty Muni Auth, Pennsylvania (Lock Haven
         Hosp Proj)(LOC - PNC Bank), AR, Hosp Rev,
         Series A of 1991, 9/1/2007                          1.55           795,000            795,000
=======================================================================================================
3.20   SOUTH CAROLINA
       South Carolina Edl Facs Auth (Morris College
         Proj)(LOC - Bank of America), VR, Rev,
         7/1/2017                                            1.50         1,300,000          1,300,000
       South Carolina Jobs-Econ Dev Auth (Catholic Diocese
         Proj)(LOC - Bank of America), VRD, Rev,
         Series 1998, 9/1/2018                               1.50         1,000,000          1,000,000
=======================================================================================================
                                                                                             2,300,000

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------

6.41   TENNESSEE
       Hamilton Cnty Indl Dev Brd, Tennessee (LOC -
         Mellon Bank), AR, IDR Ref,
          (Trade Ctr Hotel Assoc #3, LP Proj), Series
             1998C, 9/1/2016                                 1.50   $     2,800,000    $     2,800,000
          (Trade Ctr Hotel Assoc #4, LP Proj), Series
             1998D, 9/1/2016                                 1.50         1,500,000          1,500,000
       Metro Nashville Airport Auth, Tennessee (LOC -
         Societe Generale)(FGIC Insured), AR, Airport
         Impt Rev Ref, Series 1993, 7/1/2019                 1.40           300,000            300,000
=======================================================================================================
                                                                                             4,600,000
8.45   TEXAS
       Austin, Texas (MBIA Insured), FR, Combined Util
         System Rev Ref, Series 1996A, 11/15/2002            1.65           300,000            303,977
       Austin Cnty Indl Dev, Texas (Justin Inds Proj)(LOC -
         Bank One), ATS, IDR, Series 1984, 12/1/2014         1.40         1,400,000          1,400,000
       De Soto Indpt School Dist, Texas (Dallas Cnty)
         (PSFG Insured), FR, Unltd Tax School
         Bldg & Ref Rev, Series 2001, 8/15/2002              2.78           245,000            245,601
       Harris Cnty, Texas, FR, Rd Bds, Gen Oblig,
         Series 1984C, 12/1/2002                             1.95           500,000            516,181
       Lewisville Indpt School Dist, Texas (Denton Cnty)
         (PSFG Insured), FR, Unltd Tax School Bldg
         & Ref, Series 1992, 8/15/2004                       1.85           120,000            121,059
       New Braunfels Indpt School Dist, Texas (Comal Cnty)
         (PSFG Insured), FR, Unltd Tax School Bldg Rev,
         Series 2001A, 8/1/2002                              2.63           500,000            501,120
       Port Dev Texas (Stolt Terminals (Houston) Proj)
         (LOC - Canadian Imperial Bank), ATS, Marine
         Terminal Ref Rev, Series 1989, 1/15/2014            1.40         2,265,000          2,265,000
       San Antonio Indpt School Dist, Texas (Bexar Cnty)
         (PSFG Insured), FR, Unltd Tax Ref Rev,
         Series 2001B, 8/15/2002                             2.63           710,000            711,958
=======================================================================================================
                                                                                             6,064,896
0.42   UTAH
       Tremonton, Utah (Safeway Inc Proj)(LOC - Banker's
         Trust), AR, IDR Ref, Series 1993, 12/1/2003         1.75           305,000            305,000
=======================================================================================================
2.28   WASHINGTON
       Lake Tapps Pkwy Pptys, Washington (LOC - US Bank),
         VRD, Special Rev, 1999 Series A, 12/1/2019          1.50           300,000            300,000
       Port Kalama Pub Corp, Washington (ConAgra Proj)
         F/FR, Port Facils Rev, 1/1/2004                     1.50           250,000            250,000
       Richland, Washington (AMBAC Insured), FR, Ltd
         Tax Gen Oblig, 12/1/2002                            2.01           195,000            195,961
       Washington Hlth Care Facils Auth (Fred Hutchinson
         Cancer Ctr), VR, Rev, Series 1996, 1/1/2023         1.75           800,000            800,000
       Washington Hsg Fin Commn (Pac First Fed Svgs
         Bank Proj)(LOC - Fed Home Ln Bank), VRD,
         Multifamily Mtg Rev Ref, Series 1988B, 10/1/2020    1.45            94,000             94,000
=======================================================================================================
                                                                                             1,639,961
                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------
3.76   WEST VIRGINIA
       West Virginia Hosp Fin Auth (Cabell Huntington
         Hosp Proj)(LOC - Bank One), VRD,
         Ref Rev, 2002 Series A-1, 5/1/2013                  1.55   $     2,700,000    $     2,700,000
=======================================================================================================
2.09   WISCONSIN
       La Crosse, Wisconsin (First La Crosse Pptys Proj)
         (LOC - US Bank), VR, IDR Ref, Series 1992,
         10/1/2002                                           1.45           500,000            500,000
       Wisconsin Hlth & Edl Facils Auth (Gundersen
         Lutheran)(FSA Insured), AR, ADR, Series
         2000B, 12/1/2029                                    1.55         1,000,000          1,000,000
=======================================================================================================
                                                                                             1,500,000
         TOTAL MUNICIPAL NOTES
           (Amortized Cost $71,211,273)                                                     71,211,273
=======================================================================================================
0.80   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 5/31/2002 due 6/3/2002 at 1.800%,
         repurchased at $572,627(Collateralized by
         Fannie Mae Notes, due 3/20/2003 at 2.410%,
         value $588,034)(Cost $572,541)                                     572,541            572,541
=======================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Amortized Cost $71,783,814)(b)                                                 $    71,783,814
========================================================================================================

The following acronyms may be used in security descriptions:
ACES(c)   --   Adjustable Convertible Extendable Securities
ADR(c)    --   Adjustable Demand Revenue
AMBAC     --   American Municipal Bond Assurance Corporation
AR(c)     --   Adjustable Rate
ARD(c)    --   Adjustable Rate Demand
ATS(c)    --   Adjustable Tender Securities
F/FR(c)   --   Floating/Fixed Rate
F/VR(c)   --   Floating/Variable Rate
FGIC      --   Financial Guaranty Insurance Company
FR        --   Fixed Rate
FRD(c)    --   Floating Rate Demand
FSA       --   Financial Security Assurance
IDR       --   Industrial Development Revenue
LOC       --   Letter of Credit
MBIA      --   Municipal Bond Investors Assurance Corporation
PSFG      --   Permanent School Fund Guarantee Program
RAC       --   Revenue Anticipation Certificates
UAHSF     --   University of Alabama Health Sciences Foundation
VR(c)     --   Variable Rate
VRD(c)    --   Variable Rate Demand
VRD/FR(c) --   Variable Rate Demand/Fixed Rate

(a) All securities with a maturity date greater than one year have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

(b) Also represents cost of investments for income tax purposes.

(c) Rate is subject to change. Rate shown reflects current rate.

(d) The following is a restricted security at May 31, 2002:

SCHEDULE OF RESTRICTED AND ILLIQUID
  SECURITIES

                                                                        VALUE AS
                                 ACQUISITION        ACQUISITION             % OF
DESCRIPTION                             DATE               COST       NET ASSETS
--------------------------------------------------------------------------------
TREASURER'S MONEY MARKET RESERVE FUND
Goldman Sachs Group, F/VR
  2/28/2003                           4/8/02     $   25,000,000            3.26%
================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO TREASURER'S SERIES FUNDS, INC.
MAY 31, 2002

                                                           TREASURER'S               TREASURER'S
                                                          MONEY MARKET                TAX-EXEMPT
                                                          RESERVE FUND              RESERVE FUND
-------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                            $   768,908,043            $   71,783,814
==================================================================================================
  At Value(a)                                           $   768,908,043            $   71,783,814
Cash                                                                  0                   122,836
Receivables:
  Fund Shares Sold                                           28,704,802                   108,957
  Interest                                                      146,703                   209,022
Prepaid Expenses and Other Assets                                30,832                     1,758
==================================================================================================
TOTAL ASSETS                                                797,790,380                72,226,387
==================================================================================================
LIABILITIES
Payables:
  Custodian                                                      27,160                         0
  Distributions to Shareholders                                 395,326                       457
  Investment Securities Purchased                                     0                 1,380,335
  Fund Shares Repurchased                                     29,820,445                 3,438,337
Accrued Expenses and Other Payables                               19,693                       795
===================================================================================================
TOTAL LIABILITIES                                             30,262,624                 4,819,924
===================================================================================================
NET ASSETS AT VALUE                                      $   767,527,756            $   67,406,463
===================================================================================================
Shares Outstanding(b)                                        767,527,756                67,406,463
===================================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share $          1.00            $         1.00
===================================================================================================

(a) Investment securities at cost and value at May 31, 2002, include repurchase agreements of $79,804,329 and $572,541 for Treasurer's Money Market Reserve and Treasurer's Tax-Exempt Reserve Funds, respectively.

(b) The INVESCO Treasurer's Series Funds, Inc. have 10 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 7 billion have been allocated to Treasurer's Money Market Reserve Fund and 1 billion to Treasurer's Tax-Exempt Reserve Fund. Paid-in-capital was $767,527,756 and
    $67,406,463 for Treasurer's Money Market Reserve and Treasurer's  Tax-Exempt
    Reserve Funds, respectively.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO TREASURER'S SERIES FUNDS, INC.
YEAR ENDED MAY 31, 2002
                                                           TREASURER'S               TREASURER'S
                                                          MONEY MARKET                TAX-EXEMPT
                                                          RESERVE FUND              RESERVE FUND
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INTEREST INCOME                                          $  31,060,271              $  1,437,858
EXPENSES
Investment Advisory Fees                                     2,797,536                   175,017
=================================================================================================
NET INVESTMENT INCOME AND NET INCREASE
  IN NET ASSETS FROM OPERATIONS                          $  28,262,735              $  1,262,841
=================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
TREASURER'S MONEY MARKET RESERVE FUND

                                                                        YEAR ENDED MAY 31
-------------------------------------------------------------------------------------------------
                                                                 2002                       2001
OPERATIONS AND DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income Earned and Distributed
  to Shareholders                                    $     28,262,735           $     88,178,914
=================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        $  8,682,351,352           $  4,777,902,475
Reinvestment of Dividends                                  18,367,385                 84,477,525
=================================================================================================
                                                        8,700,718,737              4,862,380,000
Amounts Paid for Repurchases of Shares                 (9,361,206,752)            (4,619,646,683)
=================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                           (660,488,015)               242,733,317
NET ASSETS
Beginning of Period                                     1,428,015,771              1,185,282,454
=================================================================================================
End of Period                                        $    767,527,756           $  1,428,015,771
=================================================================================================

                     -------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                             8,682,351,352              4,777,902,475
Shares Issued from Reinvestment of Dividends               18,367,385                 84,477,525
=================================================================================================
                                                        8,700,718,737              4,862,380,000
Shares Repurchased                                     (9,361,206,752)            (4,619,646,683)
=================================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                   (660,488,015)               242,733,317
=================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
TREASURER'S TAX-EXEMPT RESERVE FUND

                                                                        YEAR ENDED MAY 31
-------------------------------------------------------------------------------------------------
                                                                 2002                       2001

OPERATIONS AND DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income Earned and Distributed
  to Shareholders                                    $      1,262,841           $      2,358,280
=================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        $    112,464,897           $    129,694,888
Reinvestment of Dividends                                   1,239,804                  2,273,177
=================================================================================================
                                                          113,704,701                131,968,065
Amounts Paid for Repurchases of Shares                   (105,935,827)              (138,467,980)
=================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                              7,768,874                 (6,499,915)
NET ASSETS
Beginning of Period                                        59,637,589                 66,137,504
=================================================================================================
End of Period                                        $     67,406,463           $     59,637,589
=================================================================================================

                   -------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                               112,464,897                129,694,888
Shares Issued from Reinvestment of Dividends                1,239,804                  2,273,177
=================================================================================================
                                                          113,704,701                131,968,065
Shares Repurchased                                       (105,935,827)              (138,467,980)
=================================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                      7,768,874                 (6,499,915)
=================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO TREASURER'S SERIES FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Treasurer's Series Funds, Inc. is incorporated in Maryland and consists of two separate funds: Treasurer's Money Market Reserve Fund ("Money Fund") and Treasurer's
Tax-Exempt Reserve Fund ("Tax-Exempt Fund") (individually the "Fund" and collectively, the "Funds"). The investment objective of the Funds is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. INVESCO Treasurer's Series Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Securities held by the Funds are valued at their market value determined by the amortized cost method of valuation. If management believes that such valuation does not reflect the securities' fair value, these securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Funds board of directors.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. The Fund amortizes discounts or premiums paid on purchases of securities to the earliest put, call date or maturity date. Cost is determined on the specific identification basis.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- All of the Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Such dividends are automatically reinvested at the month-end net asset value, unless the shareholder requests a cash payment.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. Dividends paid by the Fund from net investment income are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the distributions paid by Tax-Exempt Fund for the year ended May 31, 2002, 92.51% were exempt from federal income taxes.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for each Fund is based on the annual rate of 0.25% of each Fund's average net assets. Effective March 1, 2002, a sub-advisory agreement between IFG and AIM Capital Management, Inc. ("AIM"), affiliated with IFG, provides that investment decisions of the Funds are made by AIM. Fees for such sub-advisory services are paid by IFG. IFG is also responsible for providing certain administrative and clerical services and facilities necessary for the operation of the Fund. In accordance with the Investment Advisory Agreement, IFG bears all other expenses of the Funds, except taxes, interest and brokerage commissions.

NOTE 3 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG or AIM.

At May 31, 2002, 22.24% of outstanding shares of the Money Fund were held by other INVESCO mutual funds as follows:

                                                       AMOUNT              DIVIDENDS
                                                        OWNED               RECEIVED     PERCENTAGE
FUND                                             AT 5/31/2002     6/1/2001-5/31/2002          OWNED
-------------------------------------------------------------------------------------------------------
INVESCO Balanced Fund                         $            --       $        813,943         0.00%
INVESCO Core Equity Fund                           78,599,463              1,633,130        10.24
INVESCO Dynamics Fund                                      --              2,506,524         0.00
INVESCO Energy Fund                                        --                 27,409         0.00
INVESCO European Fund                                      --                 39,012         0.00
INVESCO Financial Services Fund                            --                674,780         0.00
INVESCO High Yield Fund                                    --                 80,114         0.00
INVESCO Leisure Fund                                       --                320,103         0.00
INVESCO Select Income Fund                                 --                 83,888         0.00
INVESCO Small Company Growth Fund                  77,051,249              1,775,301        10.04
INVESCO Technology Fund                                    --                741,432         0.00
INVESCO Telecommunications Fund                    11,935,930              1,132,498         1.55
INVESCO Total Return Fund                                  --                 32,095         0.00
INVESCO Utilities Fund                                     --                 35,707         0.00
INVESCO Value Equity Fund                                  --                  8,894         0.00
INVESCO VIF - Core Equity Fund                             --                105,857         0.00
INVESCO VIF - Financial Services Fund                      --                 38,261         0.00
INVESCO VIF - High Yield Fund                       3,123,482                 72,466         0.41
INVESCO VIF - Technology Fund                              --                 31,892         0.00
========================================================================================================
                                              $   170,710,124       $     10,153,306        22.24%
========================================================================================================

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

For the year ended May 31, 2002, pension expenses, unfunded accrued pension costs and pension liability were paid by IFG in accordance with the Investment Advisory Agreement and were as follows:

                                                        UNFUNDED
                                       PENSION           ACCRUED        PENSION
FUND                                  EXPENSES     PENSION COSTS      LIABILITY
--------------------------------------------------------------------------------
Money Fund                         $     4,871           $     0     $   24,103
Tax-Exempt Fund                            290               297          4,222

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 4 -- INTERFUND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to lend cash, at rates beneficial to the funds. During the year ended May 31, 2002, there were no such lendings for any Fund.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Treasurer's Series Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund (constituting INVESCO Treasurer's Series Funds, Inc., hereafter referred to as the "Fund") at May 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
July 3, 2002

FINANCIAL HIGHLIGHTS

TREASURER'S MONEY MARKET RESERVE FUND
---------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                         PERIOD
                                                                                          ENDED
                                                            YEAR ENDED MAY 31             MAY 31     YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------
                                                   2002          2001         2000       1999(a)       1998         1997
PER SHARE DATA
Net Asset Value -- Beginning of Period      $      1.00    $     1.00   $     1.00    $     1.00   $   1.00     $   1.00
===========================================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED
  AND DISTRIBUTED TO SHAREHOLDERS                  0.02          0.06         0.05          0.02       0.05         0.05
===========================================================================================================================
Net Asset Value -- End of Period            $      1.00    $     1.00   $     1.00    $     1.00   $   1.00     $   1.00
===========================================================================================================================

TOTAL RETURN                                       2.37%         6.03%        5.55%         1.90%(b)   5.46%        5.48%

RATIOS
Net Assets -- End of Period ($000 Omitted)  $   767,528    $1,428,016   $1,185,282    $   52,396   $ 34,236     $ 67,146
Ratio of Expenses to Average Net Assets           0.25%         0.25%        0.25%         0.25%(c)   0.25%        0.25%
Ratio of Net Investment Income to Average
  Net Assets                                      2.53%         5.89%        5.84%         4.78%(c)   5.35%        5.32%

(a) From January 1, 1999 to May 31, 1999.

(b) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(c) Annualized

FINANCIAL HIGHLIGHTS

TREASURER'S TAX-EXEMPT RESERVE FUND
---------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                         PERIOD
                                                                                          ENDED
                                                            YEAR ENDED MAY 31             MAY 31     YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------
                                                   2002          2001         2000       1999(a)       1998         1997
PER SHARE DATA
Net Asset Value -- Beginning of Period      $      1.00    $     1.00   $     1.00    $     1.00   $   1.00     $   1.00
===========================================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS                      0.02          0.04         0.04          0.01       0.03         0.04
===========================================================================================================================
Net Asset Value -- End of Period            $      1.00    $     1.00   $     1.00    $     1.00   $   1.00     $   1.00
===========================================================================================================================

TOTAL RETURN                                      1.81%         3.89%        3.58%         1.16%(b)   3.49%        3.74%

RATIOS
Net Assets -- End of Period ($000 Omitted)  $    67,406    $   59,638   $   66,138    $   30,374   $ 36,707     $ 22,084
Ratio of Expenses to Average Net Assets           0.25%         0.25%        0.25%         0.25%(c)   0.25%        0.25%
Ratio of Net Investment Income to Average
  Net Assets                                      1.80%         3.81%        3.59%         2.92%(c)   3.38%        3.68%

(a) From January 1, 1999 to May 31, 1999.

(b) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(c) Annualized

OTHER INFORMATION

UNAUDITED

The table below provides information about each of the Independent and Interested Directors. Their affiliations represent their principal occupations.

                                                                                         NUMBER OF
                                                                                          FUNDS IN
                        POSITION(S) HELD WITH                                                 FUND
                             COMPANY, TERM OF                                              COMPLEX                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S) OVERSEEN BY            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*    DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Fred A. Deering              Vice Chairman of      Formerly, Chairman of the Executive          47
1551 Larimer Street, #1701          the Board   Committee and Chairman of the Board of
Denver, Colorado                                     Security Life of Denver Insurance
                                                  Company and Director of ING American
Age: 74                                            Holdings Company and First ING Life
                                                        Insurance Company of New York.
                                                   Formerly, Trustee of INVESCO Global
                                                                 Health Sciences Fund.


Victor L. Andrews, Ph.D.             Director    Professor Emeritus, Chairman Emeritus          47          Director of The
34 Seawatch Drive                               and Chairman and CFO of the Roundtable                Sheffield Funds, Inc.
Savannah, Georgia                              of the Department of Finance of Georgia
                                               State University; and President Andrews
Age: 72                                         Financial Associates, Inc. (consulting
                                              firm). Formerly, member of the faculties
                                               of the Harvard Business School; and the
                                                    Sloan School of Management of MIT.

Bob R. Baker                         Director  Consultant (2000 to Present). Formerly,          47
37 Castle Pines Dr. N.                           President and Chief Executive Officer
Castle Rock, Colorado                            (1988 to 2000) of AMC Cancer Research
                                                 Center, Denver, Colorado; (until Mid-
Age: 65                                           December 1988), Vice Chairman of the
                                                     Board of First Columbia Financial
                                                 Corporation, Englewood, Colorado; and
                                                   formerly, Chairman of the Board and
                                                      Chief Executive Officer of First
                                                       Columbia Financial Corporation.

Lawrence H. Budner                   Director              Trust Consultant. Formerly,          47
7608 Glen Albens Circle                               Senior Vice President and Senior
Dallas, Texas                                        Trust Officer of InterFirst Bank,
                                                                        Dallas, Texas.
Age: 72

James T. Bunch                       Director  Principal and Founder of Green, Manning          47
3600 Republic Plaza              (since 2000)  & Bunch Ltd., Denver, Colorado (1988 to
370 Seventeenth Street                             Present); Director and Secretary of
Denver, Colorado                             Green,  Manning & Bunch Securities, Inc.;
                                                    and Director and Vice President of
Age: 59                                             Western Golf Association and Evans
                                                Scholars Foundation. Formerly, General
                                                   Counsel and Director of Boettcher &
                                                Company Denver, Colorado; and formerly
                                               Chairman and Managing Partner of Davis,
                                                    Graham & Stubbs, Denver, Colorado.

OTHER INFORMATION


UNAUDITED

                                                                                         NUMBER OF
                                                                                          FUNDS IN
                        POSITION(S) HELD WITH                                                 FUND
                             COMPANY, TERM OF                                              COMPLEX                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S) OVERSEEN BY            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*    DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis                      Director Chairman of Lawsuit Resolution Services,          47      Director of General
701 "B" Street                   (since 2000) San Diego, California (1987 to Present).                Chemical Group, Inc.,
Suite 2100                                          Formerly, Associate Justice of the                         Hampdon, New
San Diego, California                                 California Court of Appeals; and                   Hampshire (1996 to
                                                         of Counsel, Latham & Watkins,                Present). Director of
Age: 68                                          San Diego, California (1987 to 1997).                         Wheelabrator
                                                                                                        Technologies, Inc.;
                                                                                                    Fisher Scientific, Inc;
                                                                                                      Henley Manufacturing,
                                                                                                       Inc.; and California
                                                                                                   Coastal Properties, Inc.

John W. McIntyre                     Director   Retired. Trustee of Gables Residential          47
Piedmont Center Suite 100                      Trust. Trustee and Chairman of the J.M.
Atlanta, Georgia                               Tull Charitable Foundation; Director of
                                                     Kaiser Foundation Health Plans of
Age: 71                                       Georgia, Inc. Formerly, Vice Chairman of
                                                the Board of Directors of The Citizens
                                                 and Southern Corporation and Chairman
                                              of the Board and Chief Executive Officer
                                                  of The Citizens and Southern Georgia
                                                      Corporation and The Citizens and
                                                     Southern National Bank. Formerly,
                                                      Trustee of INVESCO Global Health
                                               Sciences Fund and Trustee of Employee's
                                                   Retirement System of Georgia, Emory
                                                                           University.

Larry Soll, Ph.D.                    Director       Retired. Formerly, Chairman of the          47     Director of Synergen
2358 Sunshine Canyon Dr.         (since 1997)   Board  (1987 to 1994), Chief Executive                  since incorporation
Boulder, Colorado                              Officer (1982 to 1989 and 1993 to 1994)                    in 1982; Director
                                              and President (1982 to 1989) of Synergen             of Isis Pharmaceuticals,
Age: 60                                          Inc.; and formerly Trustee of INVESCO                                 Inc.
                                                          Global Health Sciences Fund.

OTHER INFORMATION


UNAUDITED

                                                                                         NUMBER OF
                                                                                          FUNDS IN
                        POSITION(S) HELD WITH                                                 FUND
                             COMPANY, TERM OF                                              COMPLEX                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S) OVERSEEN BY            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*    DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS

These directors are "interested  persons" of IFG as defined in the Act, and they are  interested  persons  by  virtue of the fact that  he/she is an  officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson            President(1998-         Chief Executive Officer, Managed          47          Chairman of the
4350 South Monaco Street         2001); Chief Products Division, AMVESCAP PLC (2001 to                     Board of INVESCO
Denver, Colorado            Executive Officer        Present); Chief Executive Officer                    Funds Group, Inc.
                              (1998-Present);     INVESCO Funds Group, Inc.; and Chief                          and INVESCO
Age: 51                       and Chairman of  Executive Officer INVESCO Distributors,                   Distributors, Inc.
                             the Board (since      Inc. Formerly, President of INVESCO
                                        1999)  Funds Group, Inc., President of INVESCO
                                                   Distributors, Inc., Chief Operating
                                                  Officer and Chairman of the Board of
                                                  INVESCO Global Health Sciences Fund;
                                               Chairman and Chief Executive Officer of
                                                NationsBanc Advisors, Inc.; and Chair-
                                                  man of NationsBanc Investments, Inc.

Raymond R. Cunningham          Vice President    President and Chief Operating Officer          47      Director of INVESCO
4350 South Monaco Street         and Director  of INVESCO Funds Group, Inc.; President                    Funds Group, Inc.
Denver, Colorado                 (since 2001)  of INVESCO Distributors, Inc. Formerly,                          and INVESCO
                                                Senior Vice President of INVESCO Funds                   Distributors, Inc.
Age: 51                                         Group, Inc., and Senior Vice President
                                                 of GT Global - North America (1992 to
                                                                                1998).

Richard W. Healey                    Director   Senior Vice President of INVESCO Funds          46      Director of INVESCO
4350 South Monaco Street         (since 2000)    Group, Inc.; Senior Vice President of                    Funds Group, Inc.
Denver, Colorado                                  INVESCO Distributors, Inc. Formerly,                          and INVESCO
                                                  Senior Vice President of GT Global -                   Distributors, Inc.
Age: 47                                           North America (1996 to 1998) and The
                                                        Boston Company (1993 to 1996).

Glen A. Payne                       Secretary   Senior Vice President, General Counsel
4350 South Monaco Street                         and Secretary of INVESCO Funds Group,
Denver, Colorado                                Inc.; Senior Vice President, Secretary
                                                  and General Counsel of INVESCO Dist-
Age: 54                                          ributors, Inc. Formerly, Secretary of
                                                  INVESCO Global Health Sciences Fund;
                                                     General Counsel of  INVESCO Trust
                                               Company (1989 to 1998); and employee of
                                                 a U.S. regulatory agency, Washington,
                                                                  D.C. (1973 to 1989).

OTHER INFORMATION


UNAUDITED

                                                                                         NUMBER OF
                                                                                          FUNDS IN
                        POSITION(S) HELD WITH                                                 FUND
                             COMPANY, TERM OF                                              COMPLEX                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S) OVERSEEN BY            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*    DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

Ronald L. Grooms             Chief Accounting     Senior Vice President, and Treasurer                Director of INVESCO
4350 South Monaco Street       Officer, Chief    INVESCO Funds Group, Inc.; and Senior                  Funds Group, Inc.
Denver, Colorado            Financial Officer  Vice President and Treasurer of INVESCO                        and INVESCO
                                and Treasurer   Distributors, Inc. Formerly, Treasurer                 Distributors, Inc.
Age: 55                                         and Principal Financial and Accounting
                                                      Officer of INVESCO Global Health
                                              Sciences Fund; and Senior Vice President
                                                and Treasurer of INVESCO Trust Company
                                                                       (1988 to 1998).

William J. Galvin, Jr.    Assistant Secretary      Senior Vice President and Assistant                Director of INVESCO
4350 South Monaco Street                      Secretary INVESCO Funds Group, Inc.; and                  Funds Group, Inc.
Denver, Colorado                                   Senior Vice President and Assistant                        and INVESCO
                                                  Secretary INVESCO Distributors, Inc.                 Distributors, Inc.
Age: 45                                       Formerly, Trust Officer of INVESCO Trust
                                                               Company (1995 to 1998).

Pamela J. Piro            Assistant Treasurer   Vice President and Assistant Treasurer
4350 South Monaco Street                             of INVESCO Funds Group, Inc.; and
Denver, Colorado                                        Assistant Treasurer of INVESCO
                                                Distributors, Inc. Formerly, Assistant
Age: 41                                                 Vice President (1996 to 1997).

Tane T. Tyler             Assistant Secretary     Vice President and Assistant General
4350 South Monaco Street         (since 2002)     Counsel of INVESCO Funds Group, Inc.
Denver, Colorado

Age: 36

* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

OTHER INFORMATION

UNAUDITED

On February 19, 2002, a special meeting of the shareholders of the INVESCO Treasurer's Series Funds, Inc. was held at which the thirteen directors identified below were elected and the approval of a new sub-advisory agreement between INVESCO Funds Group, Inc. and AIM Capital Management, Inc. (Proposal 1) were ratified. The Following is a report of the votes cast:


                                                                  WITHHELD/
NOMINEE/PROPOSAL                             FOR      AGAINST       ABSTAIN            TOTAL
--------------------------------------------------------------------------------------------
Mark H. Williamson                   938,448,328   31,509,029            --      969,957,357
Fred A. Deering                      937,894,616   32,062,741            --      969,957,357
Dr. Victor L. Andrews                937,486,328   32,471,029            --      969,957,357
Bob R. Baker                         939,911,949   30,045,408            --      969,957,357
Charles W. Brady                     938,335,495   31,621,862            --      969,957,357
Lawrence H. Budner                   938,809,213   31,148,144            --      969,957,357
James T. Bunch                       939,986,751   29,970,606            --      969,957,357
Raymond R. Cunningham                939,682,066   30,275,291            --      969,957,357
Dr. Wendy L. Gramm                   929,875,306   40,082,051            --      969,957,357
Richard W. Healey                    936,893,164   33,064,193            --      969,957,357
Gerald J. Lewis                      939,985,496   29,971,861            --      969,957,357
John W. McIntyre                     938,067,187   31,890,170            --      969,957,357
Dr. Larry Soll                       937,537,858   32,419,499            --      969,957,357

Proposal 1                           771,602,688   157,925,902    40,428,767     969,957,357

INVESCO'S FAMILY OF FUNDS

No single mutual fund constitutes an entire savings plan. Consult your financial advisor about allocating your portfolio across several funds with different objectives and styles. This strategy may help reduce your risk, while potentially enhancing your returns.

STOCK*

Core Equity
Dynamics
Growth
Growth & Income
INVESCO Endeavor**
Mid-Cap Growth
Small Company Growth**
S&P 500 Index Fund
Value Equity

BOND*

High Yield***
Select Income***
Tax-Free Bond^
U.S. Government Securities^^

COMBINATION STOCK & BOND*

Balanced
Total Return

SECTOR+

Energy
Financial Services
Gold & Precious Metals
Health Sciences
Leisure
Real Estate Opportunity
Technology
Telecommunications
Utilities

ADVANTAGEOo*

Advantage**
Advantage Global Health Sciences

GLOBAL & INTERNATIONAL#

European
Global Growth
International Blue Chip Value

MONEY MARKET~

Cash Reserves
Tax-Free Money Fund^
U.S. Government Money Fund^^
Treasurer's Money Market Reserve Fund
Treasurer's Tax-Exempt Reserve Fund^

FOR  MORE  COMPLETE   INFORMATION,   INCLUDING   MANAGEMENT  FEES,  GENERAL  AND
FUND-SPECIFIC   INVESTMENT  RISKS,  AND  EXPENSES,  CALL  1-800-525-8085  FOR  A
PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

*At any given time, the funds may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The funds are not limited with respect to the sectors in which they can invest.

**Investing in small-cap companies may entail greater risks because the security
prices  of  small   companies   tend  to  fluctuate  more  rapidly  than  large,
well-established companies.

***Although they have higher return potential, high yield bonds are also subject to greater risks, including the risk of default, compared to higher-rated securities.

^Income may be subject to state or local taxes, as well as the federal Alternative Minimum Tax.

^^An investment in the fund is neither backed nor guaranteed by the U.S. government.

+Sector funds may experience greater short-term price volatility than more diversified equity funds, and are most suitable for the aggressive portion of an investment portfolio.

oThere are a number of risks associated with these funds. Please read the prospectus carefully.

#International investing is subject to special risks, including currency exchange rate fluctuations, as well as differences in accounting and securities regulations.

~An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


[INVESCO ICON] INVESCO(R)

INVESCO Distributors, Inc.,(SM)
Distributor

1241  7/02

[INVESCO ICON]  INVESCO(R)

1-800-525-8085

Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc. (SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.


ATR 9342 7/02